UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2011

INLAND REAL ESTATE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32185	36-3953261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 17, 2011, Inland Real Estate Corporation (the “Company”) announced that it is offering to repurchase, at the option of each holder (the “Put Option”), any and all of its outstanding 4.625% Senior Convertible Notes due 2026 (the “Notes”), as required by the terms of the Indenture, dated as of November 13, 2006, as amended by the First Supplemental Indenture, dated as of May 17, 2010, between the Company and Wells Fargo Bank, National Association, as successor trustee to LaSalle Bank National Association, as trustee, conversion agent and paying agent (the “Indenture”). In connection with the Put Option, on October 17, 2011, we distributed a Company Notice to Holders to the holders of the Notes and filed a Schedule TO with the Securities and Exchange Commission. The Put Option will expire at 12:00 midnight, New York City time, on November 14, 2011.

The foregoing description of the Put Option is only a summary and is qualified in its entirety by reference to the Company Notice to Holders, a copy of which is attached hereto as Exhibit 99.1 and the press release announcing the Put Option, a copy of which is attached hereto as Exhibit 99.2, each of which is incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(d)                                 Exhibits:

Exhibit No.	Description

99.1	Company Notice to Holders, dated October 17, 2011 (incorporated by reference to Exhibit (a)(1) to the Company’s Schedule TO filed on October 17, 2011).

99.2	Press Release, dated October 17, 2011 (incorporated by reference to Exhibit (a)(5) to the Company’s Schedule TO filed on October 17, 2011).

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995.  These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2010, as they may be updated or supplemented by our Form 10-Q filings and other reports filed with the Securities and Exchange Commission.  These factors include, but are not limited to: market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; competition for real estate assets and tenants; impairment charges; the availability of cash flow from operating activities for distributions and capital expenditures; our ability to refinance maturing debt or to obtain new financing on attractive terms; future increases in interest rates; actions or failures by our joint venture partners, including development partners; and other factors that could affect our ability to qualify as a real estate investment trust.  We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2011

INLAND REAL ESTATE CORPORATION

	By:	/s/ Mark E. Zalatoris
	Name:	Mark E. Zalatoris
	Title	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Company Notice to Holders, dated October 17, 2011 (incorporated by reference to Exhibit (a)(1) to the Company’s Schedule TO filed on October 17, 2011).

99.2	Press Release, dated October 17, 2011 (incorporated by reference to Exhibit (a)(5) to the Company’s Schedule TO filed on October 17, 2011).